Deed of Assumption-Ramu Joint Venture

Ramu Nickel Limited
Nord Australex Nominees (PNG) Limited
Nord Pacific Limited
Orogen Minerals (Ramu) Limited
Orogen Minerals Limited
Eastern Pacific Mines Limited

Allens Arthur Robinson

Level 11, Pacific Place
Cnr Musgrave Street & Champion Parade
Port Moresby (GDA)
Tel (675) 320-2000
Fax (675) 320-0588

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© Copyright Allens Arthur Robinson 1999

Table Of Contents

1.	Definitions and Interpretation	22
	1.1 Definitions	22
	1.2 Interpretation	23
2.	Purchaser's Undertaking	23

3.	OML Guarantee	23
4.	Vendor's and Nord Pacific's Indemnity	23
5.	Non-Assigning Parties' Consent	24
6.	Non Assigning Parties' Undertaking	24
7.	Further Assurances	24
8.	Condition Precedent	24

Deed of Assumption
Date	26 November, 1999.
Parties
1.	Ramu Nickel Limited (company number 1-26890), incorporated in Papua New Guinea of Level 9, Pacific Place, corner Musgrave Street and Champion Parade, Port Moresby (Ramu Nickel);
2.	Nord Australex Nominees (PNG) Limited (company number 1-7115), incorporated in Papua New Guinea of Level 2, Mogoru Moto Building, Champion Parade, Port Moresby (the Vendor);
3.	Nord Pacific Limited incorporated in Canada of Suite 1750, 201 Third Street NW, Albuquerque, New Mexico, 87102 (Nord Pacific);
4.	Orogen Minerals (Ramu) Limited (company number 1-36172), incorporated in Papua New Guinea of Level 2, Ela Beach Tower, Musgrave Street, Port Moresby, Papua New Guinea (the Purchaser);
5.	Orogen Minerals Limited (company number 2-25619), incorporated in Papua New Guinea of Level 2, Ela Beach Tower, Musgrave Street, Port Moresby (OML); and
6.	Eastern Pacific Mines Limited (company number 1-2774), incorporated in Papua New Guinea of C/- PricewaterhouseCoopers, Second Floor, ANZ Haus, Central Avenue, Lae (EPM).
Recitals
A	Ramu Nickel, the Vendor and EPM currently hold the following individual beneficial participating interests in the Ramu Joint Venture: Ramu Nickel 58.5% The Vendor 31.5% EPM 10.0% 100.0%
B

By a sale and purchase agreement between the Vendor, Nord Pacific Limited, the Purchaser, OML, Ramu Nickel and Highlands Pacific Limited dated on or around 22 November 1999 (the Sale Agreement) , the Vendor agreed to transfer to the Purchaser a 31.5% undivided beneficial participating interest in the Ramu Joint Venture.

C	The Purchaser is a wholly owned subsidiary of OML.

IT IS AGREED as follows.

1.     Definitions and Interpretation

1.1     Definitions

The following definitions apply unless the context requires otherwise.

Completion means completion of the sale and purchase of the Sale Interest under the Sale Agreement.

Joint Venture Agreement means the agreement dated 17 November 1978 between Carpentaria Exploration Company Pty Ltd, Nord Exploration Company (Pty.) Ltd and Eastern Pacific Mines Pty Ltd, as amended or varied from time to time, whether before or after Completion.

Non-Assigning Parties means Ramu Nickel and EPM, and their respective successors and assigns.

Project Agreements means the agreements and other documents described in the Schedule to this Deed.

Ramu Joint Venture means the joint venture governed by the Joint Venture Agreement.

Sale Agreement is defined in Recital B.

Sale Interest means the 31.5% undivided beneficial participating interest in the Ramu Joint Venture sold under the Sale Agreement.

1.2     Interpretation

The same rules of interpretation used in the Joint Venture Agreement apply to this Deed.

2.     Purchaser's Undertaking

The Purchaser covenants with the Vendor and the Non-Assigning Parties that, as from Completion, the Purchaser will be bound by the terms and conditions of the Joint Venture Agreement and the Project Agreements, but only to the extent of the Sale Interest and the other participating interests in the Ramu Joint Venture held by it.

3.     OML Guarantee

OML hereby guarantees in favour of each of the Non-Assigning Parties the due and punctual performance by the Purchaser of the Purchaser's obligations under this Deed. The guarantee given by OML under this clause is not affected by any release or discharge of the Purchaser, nor by any amendment to this Deed which is binding on all parties to this Deed.

4.     Vendor's and Nord Pacific's Indemnity

4.1  Subject to clause 4.2, the Vendor and Nord Pacific hereby jointly and severally indemnify the Purchaser against any claims or demands in connection with the Ramu Joint Venture and its operations in respect of any period prior to Completion, to the extent of the Sale Interest.

4.2  The aggregate of all claims and demands that may be made by the Purchaser in respect of the indemnity given in clause 4.1 shall not exceed:

(a)   where the amount referred to in clause 3.3(b)(i) of the Sale Agreement has been paid or become payable by the Purchaser to the Vendor under that agreement - that amount;

(b)   where the amounts referred to in clauses 3.3(b)(i) and 3.3(c)(i) of the Sale Agreement have been paid or become payable by the Purchaser to the Vendor under that agreement - the aggregate of those two amounts; and

(c)     otherwise - nil.

5.     Non-Assigning Parties' Consent

The Non-Assigning Parties consent to the transfer by the Vendor to the Purchaser of the Sale Interest pursuant to the Sale Agreement and waive any pre-emptive or other rights which they may have had under the Joint Venture Agreement or any Project Agreement in respect of that transfer. This Deed is limited to the assumption contained in it and nothing in it will oblige or require the Non-Assigning Parties to consent to, approve or agree to any further assignments or assumptions.

6.     Non Assigning Parties' Undertaking

The Non-Assigning Parties release the Vendor from all its obligations under the Joint Venture Agreement and the Project Agreements as from Completion, without prejudice to any rights, duties and obligations accrued or incurred under those agreements by the Vendor before that date. The Non-Assigning Parties accept the Purchaser as a party to the Joint Venture Agreement and the Project Agreements, as and from Completion.

7.     Further Assurances

The parties to this Deed shall execute and do everything necessary or desirable to implement and give full effect to this Deed.

8.     Condition Precedent

This Deed is conditional upon Completion occurring under the Sale Agreement. If the Sale Agreement is terminated before it is completed, this Deed shall have no force or effect.

Schedule

Project Agreements

1.     Lands and Environment Compensation Agreement between Ramu Nickel Limited, Kurumbukari Landowners' Association Incorporated, Coastal Pipeline Landowners' Association Incorporated, Basamuk Landowners' Association Incorporated, and various Block Executives and landholders, which is in the process of execution.

2.     Draft Memorandum of Agreement between the Independent State of Papua New Guinea, Madang Provincial Government, Ramu Nickel Limited, Kurumbukari Landowners Association, Maigari Pipeline Association, Coastal Pipeline Association, Basamuk Landowners' Association, Bundi Local Level Government, Usino Local Level Government, Astrolabe Bay Local Level Government and the Saidor Local Level Government.

3.     Draft Mining Development Contract between the Independent State of Papua New Guinea, Ramu Nickel Limited, Nord Australex (PNG) Limited and Eastern Pacific Mines Limited.

4.     Front End Engineering Design Study dated 13 October 1999 between Ramu Nickel Limited, Kvaerner Process (Australia) Pty Ltd and Baulderstone Hornibrook Pty Ltd.

EXECUTED as a deed.

The Common Seal of Ramu Nickel Limited was duly affixed in the presence of: M A Egert
Secretary M A Egert
Print Name Ian R Holzberger
Director Ian R Holzberger
Print Name
The Common Seal of Nord Australex Nominees (PNG) Limited was duly affixed in the presence of: Ray W Jenner
Director Ray W Jenner
Print Name W Pierce Carson
Director W Pierce Carson
Print Name

Signed by Nord Pacific Limited by Pierce Carson, President and Chief Executive Officer, who certifies that he is duly authorised to sign this Deed on behalf of the company: W Pierce Carson
President and Chief Executive Officer W Pierce Carson
Print Name Patricia D Solano
Witness Patricia D Solano
Print Name

Signed by Orogen Minerals (Ramu) Limited by its attorney under power of attorney dated 12 November 1999 in the presence of: Guy Alexander
Signature Guy Alexander
Print Name Joyce Kunjip
Witness Joyce Kunjip
Print Name
Signed by Orogen Minerals Limited by its attorney under power of attorney dated 12 November 1999 in the presence of: Guy Alexander
Signature Guy Alexander
Print Name Joyce Kunjip
Witness Joyce Kunjip
Print Name

The Common Seal of Eastern Pacific Mines Limited was duly affixed in the presence of:
Director/Secretary
Print Name
Director
Print Name